Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Narbeh Derhacobian, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•

the Annual Report of Adesto Technologies Corporation on Form 10-K for the year ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Adesto Technologies Corporation.

Date: March 16, 2020	By:	/s/ Narbeh Derhacobian
Narbeh Derhacobian
President and Chief Executive Officer
(Principal Executive Officer)